Exhibit 32.2

CERTIFICATION PURSUANT TO
 18 U.S.C. SECTION 1350
 AS ADOPTED PURSUANT TO
 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Robert J. Davis, the Chief Financial Officer of Liberator Medical Holdings, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.           This Quarterly Report on Form 10-Q/A of the Company for the quarter ended June 30, 2011 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2.           The information contained in this Form 10-Q/A fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 26, 2011	/s/ Robert J. Davis
Robert J. Davis, Chief Financial Officer